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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 2, 1999

                Date of Report (date of earliest event reported)

                               SUMMIT DESIGN, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                   000-20923                93-1137888
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      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification No.)
     incorporation or
       organization)


                             9305 S.W. GEMINI DRIVE
                             BEAVERTON, OREGON 97008
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       Registrant's telephone number, including area code:  (503) 643-9281


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On February 1, 1999, Summit Design, Inc. ("Summit"), Hood Acquisition Corp., a wholly-owned subsidiary of Summit ("Merger Sub"), and OrCAD, Inc. ("OrCAD") entered into a Termination Agreement and Release (the "Termination Agreement") which terminated the Agreement and Plan of Reorganization (the "Merger Agreement") entered into by and among Summit, Merger Sub, and OrCAD. A copy of the Termination Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

     On February 2, 1999, Summit and OrCAD issued a press release announcing that they had mutually agreed to terminate the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

     On February 2, 1999, Summit issued a press release announcing the termination of the proposed acquisition of OrCAD, preliminary financial results and management changes. A copy of the press release is filed herewith as
Exhibit 99.2 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

                2.1    Termination Agreement and Release dated February 1,
                       1999 by and among Summit Design, Inc., Hood Acquisition Corp., a wholly-owned subsidiary of Summit Design, Inc., and OrCAD, Inc.

               99.1    Press Release dated February 2, 1999.

               99.2    Press Release dated February 2, 1999

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Summit Design, Inc.

Dated: February 2, 1999             By: /s/ C. Albert Koob
                                        -----------------------------------
                                            C. Albert Koob
                                            Chief Financial Officer

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                              INDEX TO EXHIBITS

   Exhibit
   Number       Description of Document
   -------      -----------------------
     2.1        Termination Agreement and Release dated February 1,
                1999 by and among Summit Design, Inc., Hood Acquisition
                Corp., a wholly-owned subsidiary of Summit Design, Inc., and OrCAD, Inc.

    99.1        Press Release dated February 2, 1999.

    99.2        Press Release dated February 2, 1999